SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                        ---------------------------------

                                 Date of Report
                                 August 26, 2002
                        (Date of earliest event reported)

                       I.R.E. Pension Investors Ltd. - II
             (Exact name of registrant as specified in its Charter)

                                     Florida
                     --------------------------------------
                         (State of other jurisdiction or
                         incorporation or organization)

                                     0-14188
                          -----------------------------
                            (Commission File Number)

                                   59-2582239
                             -----------------------
                        (IRS Employer Identification No.)

                             1750 East Sunrise Blvd.
                             Ft. Lauderdale, Florida
                             -----------------------
                    (Address of principal executive offices)

                                      33304
                                   ----------
                                   (Zip Code)

                                 (954) 760-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On August 26, 2002, the Partnership sold its final piece of real estate, the Galleria Office Building in Fort Lauderdale, Florida, at its appraised value of $2.5 million in cash. Accordingly, the Partnership will shortly be making a liquidating distribution representing the proceeds from the sale and the cash the Partnership has on hand after paying all liabilities of the Partnership. In connection with this distribution, the Managing General Partner will liquidate the Partnership in accordance with Florida law. The purchaser, American Federated Title Corp., is currently the lessee of the property.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:

         Exhibit 2.1 - Assignment, Assumption, And Quitclaim
         Exhibit 2.2 - Closing Memorandum


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    I.R.E. Pension Investors, Ltd. - II
                           By:      I.R.E. Pension Advisors II, Corp
                                    Managing General Partner



                           By:      /s/ Glen R. Gilbert
                                    --------------------------------------------
                                    Glen R. Gilbert, Executive Vice President
                                      and Chief Financial Officer


Dated: August 27, 2002